EXHIBIT 10.75

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this “Third Amendment”) is entered into as of this 26 day of February, 2021 (the “Effective Date”), by and among Gerber Finance Inc., a New York corporation (“Lender”) Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, and 56 Mechanic Falls Road, LLC, a Delaware limited liability company (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and, ATRM Holdings, Inc., a Minnesota corporation, EdgeBuilder, Inc., a Delaware Corporation, Glenbrook Building Supply, Inc., a Delaware corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation formerly known as Digirad Corporation, a Delaware corporation (individually or collectively, as the context may require, “Guarantor”).

RECITALS

A.    Lender and Borrowers entered into a Loan and Security Agreement dated as of January 31, 2020, as amended by First Amendment to Loan and Security Agreement dated February 20, 2020, and Second Amendment dated April 30, 2020 to the Loan and Security Agreement (as further amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.    The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.    ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

D.    Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31, 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; and each is a Subordinated Lender as defined in the Loan Agreement.

E.    Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020, and is a Subordinated Lender as defined in the Loan Agreement.

F.    On December 23, 2020 an amendment to the Certificate of Incorporation of Digirad Corporation was executed with the State of Delaware changing the name of Digirad Corporation to Star Equity Holdings, Inc. effective January 1, 2021.

G.    Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

H.    Jeffrey E. Eberwein has executed an instrument of limited Guaranty on January 31, 2020 in the maximum principal sum of $2,500,000.

I.    The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Third Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Third Amendment, the language and interpretation of this Third Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:As to the Loan Agreement:

A.    The following definitions are hereby amended and restated as follows:

“Contract Rate” means an interest rate per annum equal to the sum of the Prime Rate plus three percent (3.0%).”

“Guarantor” means each Person (in addition to a Corporate Credit Party as provided herein) which executes a guaranty or a support, put, or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.”

4.    In consideration of the execution of this Third Amendment, the Guaranty of Jeffrey E. Eberwein in the maximum principal amount of $2,500,000 dated January 31, 2020 is hereby discharged.

5.    Capitalized terms used in this Third Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

6.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Third Amendment.

7.    Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in- interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

8.    Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.

9.    This Third Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Third Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

10.    To the extent that any provision of this Third Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Third Amendment invalid or unenforceable. This Third Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

11.    This Third Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Third Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Third Amendment is deemed to be part of and integrated into the Credit Documents.

12.    THIS THIRD AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

13.    The parties to this Third Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Third Amendment, the enforceability and interpretation of the terms contained in this Third Amendment and the consummation of the transactions and matters covered by this Third Amendment.

14.    Borrowers agree to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Third Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.

15.    This Third Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Third Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Second Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Third Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

16.    BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS THIRD AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed as of the Effective Date.

LENDER:

GERBER FINANCE, INC.

By:    /s/ Kevin McGarry
Name: Kevin McGarry
Title: Chief Credit Officer

BORROWER:

STAR REAL ESTATE HOLDINGS USA, INC.

By:    /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

300 PARK STREET, LLC

By:    /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By:    /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By:    /s/ David J. Noble
Name: David J. Noble
Title: President and Chief Executive Officer

[Signatures to Third Amendment to Loan and Security Agreement dated January 31, 2020 --signatures continued on following page]

(signatures continued from previous page)
GUARANTOR:

ATRM HOLDINGS, INC.
By:    /s/ David J. Noble
Name: David J. Noble
Title: President

EDGEBUILDER, INC.
By:    /s/ David J. Noble
Name: David J. Noble
Title: President

GLENBROOK BUILDING SUPPLY, INC.
By:    /s/ David J. Noble
Name: David J. Noble
Title: President

KBS BUILDERS, INC.
By:    /s/ Matthew Mosher
Name: Matthew Mosher
Title: General Manager

STAR EQUITY HOLDINGS, INC.
By:    /s/ Jeffery E. Eberwein
Name: Jeffrey E. Eberwein
Title: Chairman of the Board

[End of Signatures to Third Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENTS TO THIRD AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

We hereby consent and agree to the attached terms of the Third Amendment to Loan and Security Agreement dated January 3 I, 2020.

LONE STAR VALUE CO-INVEST I, LP
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ Jeffery E. Eberwein
Name: Jeffrey E. Eberwein
Title: Sole Member, Lone Star Value Investors GP, LLC

LONE STAR VALUE MANAGEMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ Jeffery E. Eberwein
Name: Jeffrey E. Eberwein
Title: CEO

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ David J. Noble
Name: David Noble
Title: Manager

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ Jeffery E. Eberwein
Name: Jeffrey E. Eberwein
Title: Chairman of the Board

[Signature Page to Consents to Third Amendment to loan and Security Agreement Dated January 31, 2020]